Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VineBrook Homes Trust, Inc. (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Good, President and Chief Executive Officer of the Company, and Paul Richards, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2026	/s/ John Good
John Good President and Chief Executive Officer (Principal Executive Officer)
Dated: August 14, 2026	/s/ Paul Richards
Paul Richards Chief Financial Officer, Treasurer and Assistant Secretary (Principal Financial Officer)